Company Overview

October 2007

0

Safe Harbor Statement

       Certain matters discussed in this press release are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation
Reform Act of 1995.  In particular, the Company’s statements regarding trends in the marketplace and potential future results are examples of such forward-looking statements.
The forward-looking statements include risks and uncertainties, including, but not limited to, the consummation and the successful integration of current and proposed acquisitions, the timing of projects due to the variability in size, scope and duration of projects, estimates made by management with respect to the Company’s financial results, backlog, critical accounting policies, regulatory delays, clinical study results which lead to reductions or cancellations of projects, and other factors, including general economic conditions and regulatory developments, not within the Company’s control.  The factors discussed herein and expressed from time to time in the Company’s filings with the Securities and Exchange
Commission could cause actual results and developments to be materially different from those expressed in or implied by such statements.  The forward-looking statements are made only as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance. You should review the Company’s filings, especially risk factors contained in the Form 10-K and the recent form 10-Q.

Contents

Corporate Mission

Background, Highlights and History

Cancer Market Overview and The Opportunity

Business Strategy

FDA Strategy

Out-Licensing Strategy

Our Pipeline and Portfolio

Projected Milestones

IP Position

Investment Summary

Financing History

The Team - Management and Clinical Advisory Board

Paradigms in Cancer Treatment

Efficacy

Typically, response rates to chemotherapeutic regimens is low (20-40%).

Frequently, patients who initially respond will relapse and be refractory to regimens that had previously been effective

Patients often experience progressively shorter periods of remission with each new regimen

Toxicity

Toxic side effects from cancer therapies are attributable to lack of specificity of chemotherapies; collateral damage is caused in healthy cells and tissues because the drugs are not 100% selective for the cancer

Response

Complete responses (CR) are defined as disappearance of the tumor(s)

Partial responses (PR) are defined as a measureable reduction in tumor mass
(ca. 30% reduction)

Stable disease (SD) is defined as no increase in number or size of tumors

Progressive disease (PD) is defined as increase in tumor size or number in spite of therapy

Corporate Mission

   OncoVista’s mission is the development and
rapid commercialization of innovative targeted
therapies for safe and efficacious treatment of
cancer, by utilizing biomarkers to extend, and
improve the quality of life.

Background, Highlights and History

2004

Formation of OncoVista as a Delaware Corporation and in-licensing of

L-nucleoside conjugate and tubulin isotype-specific anti-mitotic technologies

2005

Acquisition of controlling interest (51%) in a German company (AdnaGen AG)

which developed, and is selling, kits for detection and characterization of circulating tumor cells (CTCs) in cancer patients

Merger with Boston-based Aengus Pharmaceuticals, resulting in acquisition of the Phase I leukemia drug, Cordycepin

Entered into European strategic marketing partnership for AdnaGen diagnostic kits

Completion of a $6.8 million private placement offering and acquisition of a control position in a public reporting shell company

IND submitted and approved for cordycepin (OVI-123); Orphan Drug

Designation granted by FDA for OVI-123

2006

2007

Cancer Market Overview - Incidence & Treatment

Cancer is the second leading cause of death in the US after heart disease and, according to the American Cancer Society, 559,650 people will die from cancer in the US in 2007 (1,500 per day)

Cancer is a leading cause of death worldwide. According to WHO, from a total of 58 million deaths worldwide in 2005, cancer accounted for 7.6 million (or 13%) of all deaths

For 2006, the National Institutes of Health estimated total healthcare expenditures for cancer in the US to be $78.2 billion.

Inability of most chemotherapy treatments to differentiate between healthy and cancerous cells causes severe damage to healthy tissue and adverse side effects

Metastatic cancer presents the greatest mortality risk to the patient

Business Strategy

A Focused In-licensing / Acquisition Program for Drugs
in Clinical Trials

A Practical, Rational Approach to Drug Development

A Disciplined Internal Development Strategy for
Therapeutic Drugs

An Integrated Diagnostics Platform

FDA Strategy

The Company has substantial expertise and extensive experience in all matters pertaining to regulatory approval

In order to minimize the time required to obtain approval for its drugs,
OncoVista intends to take advantage of:

Rolling NDA Submissions – drug application, where each section is submitted as it’s completed, rather than waiting for the entire application to be completed

Priority Reviews - for a drug that appears to represent an advance over available therapy

Accelerated Approval Strategies - applies solely to diseases for which there is an unmet medical need

Orphan Drug Designations – for an "orphan" disease that’s affecting fewer than 200,000 people in the United States, such as some of the less common cancers. Under the Orphan Drug Act, the FDA promotes research and marketing of drugs needed for treating rare diseases

Out-Licensing Strategy

Upon reaching an advanced clinical stage in drug development, the Company anticipates entering into strategic and/or marketing relationships with a third-party which has:

Significant marketplace presence

Substantial sales force calling on oncologists

These relationships would be developed with either major or
“second tier” pharmaceutical / biopharmaceutical companies
largely dedicated to cancer therapy / treatment

Our Pipeline

A focus on registration efficiency through accelerated approval and / or orphan status

Pre-Clinical

Phase I

Phase II

Phase III

Launched

AdnaGen Oncology Diagnostics*

Cordycepin (OVI-123)

L-Nucleoside conjugate (OVI-117)

*Marketed in Europe; Seeking FDA approval in 2008

Anti-mitotic compound

Our Pipeline

AdnaGen AG

Detection of circulating tumor cells (CTCs; markers of metastatic disease) in blood; CTCs have prognostic value and provide molecular profile of tumor metastases

Status: kits for metastatic breast and colon cancer marketed in Europe;
studies on-going in the US directed at obtaining FDA approval; licenses to Gen-Probe and Innogenetics

Market Potential: >$1B

Cordycepin (OVI-123)

A Phase I clinical-stage drug that is active against TdT-positive leukemias

Status: Phase I/II clinical trial; Orphan Drug Designation received in July
2007

Market Potential: >$350M

Our Pipeline

L-Nucleoside conjugate (OVI-117)

Late preclinical stage drug active in vivo: colon, breast and prostate cancer models, with significantly reduced toxicity

Status: pre-IND; in GLP animal safety studies

Market Potential: >$1B

Tubulin-Isotype Specific Anti-Mitotics

Preclinical stage development program – molecular modeling,
synthesis and biochemical screening; tubulin-isotype selectivity seen in binding assays

Status: lead evaluation and selection is on-going

Market Potential: >$8B

Potential Milestones

4Q07

1Q08

2Q08

3Q08

4Q08

1Q09

2Q09

3Q09

4Q09

1Q10

2Q10

Initiate Phase I/II Cordycepin trial

Identify lead tubulin isotype anti-mitotic compounds

Submit IND for Phase I of OVI-117 in Colorectal

Acquire next Phase II in-license

Interim assessment for Cordycepin in TdT-positive Leukemia

Receive FDA approval for Metastatic Breast CTC tests

Decide on exercise of AdnaGen option

Interim assessment for Metastatic Breast

Complete OVI-117 for Colorectal Phase I

Commence OVI-117 for Colorectal Phase II

Submit IND for Lead Tubulin Isotype Specific compound

Complete Cordycepin TdT-positive Leukemia Phase II

(funding window)

IP Position

12 issued US and foreign patents

In excess of two dozen applications filed in the U.S. and
abroad

Note list of patents & applications in the “Supplemental Slides”

Investment Summary

Total market potential greater than $3.5 billion

A seasoned founding team with a proven track record of anticancer drug development and registration

An experienced, committed and involved clinical advisory board

Demonstrated expertise in acquisitions / mergers and in-licensing

A coherent product pipeline strategy focused on targeted cancer treatment

A very large market opportunity with technology applicable to other cancers

Effective, pragmatic, registration-directed clinical development strategies

A promising portfolio of compounds and technologies holding significant potential for targeted, effective, safe treatment

Financing History

The Company has funded its operations primarily through proceeds from the sale of:

$0.6 million in common stock in start-up financing in 2004 - Round “A”

$4.4 million in common stock in 2005 (some carried over into 2006) -
Round “B1”

$1.9 million in common stock in 2006 - Round “B2”

$6.8 million in common stock in 2007 – Round “C”

The Team – Management

Alexander L. Weis, Ph.D.: Chairman, CEO & President

Principal founder of OncoVista, Inc.

Previous Experience

1994-1998: Co-founder of ILEX   Oncology, Chief Scientific Officer and Executive VP

Earlier: Lipitek International,  Vector Therapeutics, MykoBiologics, Cancer Therapy and
Research Center, Sterling Drugs and the Eastman Kodak Company

Chartered Chemist and Fellow of the Royal Society of Chemistry

Entrepreneur of the Year in 1996 (South Texas)

J. Kay Noel, Ph.D.: Director of Regulatory Affairs

Technology assessment, drug development and implementation of regulatory strategies

Previous Experience

Cetus Corporation, Alpha Therapeutics, and Abbott Biologics

Robert Patterson, M.B.A: Director of Finance and Human Resources

Previous Experience

Bausch & Lomb, Lipitek International, and Mission Technologies

     Corey Levenson, Ph.D. : Chief Technology Officer

Previous Experience

Roche Molecular Systems, Cetus Corporation, ILEX Oncology

Ph.D. in Pharmaceutical Chemistry from the University of California

The Team - Clinical Advisory Board

Eric Rowinsky, M.D. (Chairman)

Senior VP and Chief Medical Officer at
ImClone Systems, Inc.

Key roles in the development of Taxol®,
Hycamtin® and many other anticancer
drugs

Esteban Cvitkovic, M.D.

Chairman of Cvitkovic & Associés
Consultants S.A.

Key roles in development and registration
of oxaliplatin, docetaxel, CPT-11 and
irofulven

Ronald P. McCaffrey, M.D.

On staff at Harvard Medical School and
Massachusetts General Hospital

Sr. VP at the International Association for
Comparative Research on Leukemia and
Related Diseases

Randall K. Johnson, Ph.D.

Expert in Translational Research

Senior positions at GSK and NCI

Allan M. Green, M.D., Ph.D., J.D.

Expert in FDA regulatory matters and
business strategy; advisor to the
pharmaceutical industry

Pedro Santabarbara, M.D., Ph.D.

Senior Director of Clinical
Development at PHARMA MAR S.A.

Key roles in development of Taxol®,
Taxotere®, Campath®  and most
recently Tarceva®

The Team – Board of Directors

Alexander L. Weis, Ph.D. – Chairman, CEO

Corey Levenson, Ph.D. - CTO

William Brock – Director

Alexander Ruckdaeschel – Director

Jim Wemett – Director

ONCOVISTA™
INNOVATIVE THERAPIES

ONCOVISTA™
INNOVATIVE THERAPIES

OncoVista, Inc.

14785 Omicron Drive

Suite 104

San Antonio, TX 78245-3222

http://www.oncovista.com

Confidential Supplemental Slides

October 2007

Safe Harbor Statement

       Certain matters discussed in this press release are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation
Reform Act of 1995.  In particular, the Company’s statements regarding trends in the marketplace and potential future results are examples of such forward-looking statements.
The forward-looking statements include risks and uncertainties, including, but not limited to, the consummation and the successful integration of current and proposed acquisitions, the timing of projects due to the variability in size, scope and duration of projects, estimates made by management with respect to the Company’s financial results, backlog, critical accounting policies, regulatory delays, clinical study results which lead to reductions or cancellations of projects, and other factors, including general economic conditions and regulatory developments, not within the Company’s control.  The factors discussed herein and expressed from time to time in the Company’s filings with the Securities and Exchange
Commission could cause actual results and developments to be materially different from those expressed in or implied by such statements.  The forward-looking statements are made only as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance. You should review the Company’s filings, especially risk factors contained in the Form 10-K and the recent form 10-Q.

Contents

Our Portfolio

Cordycepin (OVI-123)

AdnaGen Oncology Diagnostics

L-Nucleoside Conjugates (OVI-117)

Tubulin-Isotype Specific Anti-Mitotics

Patents

Our Portfolio – Cordycepin (OVI-123) Overview

Profile

Cordycepin (3’-deoxyadenosine) is a nucleoside analog which is selectively toxic to cells which express the enzyme terminal deoxynucleotidyl transferase (TdT)

Nearly all acute lymphoblastic leukemia (ALL) patients are TdT-positive as are some acute and chronic myelogenous leukemia (AML and CML) patients

The drug is degraded metabolically by adenosine deaminase (ADA) and must be administered in combination with an ADA-inhibitor in order to be effective

Clinical Summary to Date

A Phase I trial was previously conducted by the National Cancer Institute

A total of 14 patients with refractory TdT-positive leukemias were treated

No grade 3/4 non-hematologic toxicities were seen

One patient experienced a partial response of approximately one month duration

The trial was halted early due to financial constraints of the study’s sponsor

No Maximum Tolerated Dose (MTD) was defined

Indication:  Patients with Refractory TdT-Positive ALL, AML & CML

Inclusion:  Patients who have failed at least one prior therapy

Exclusion: Patients who are Philadelphia chromosome positive

Primary endpoint:  Complete hematologic response

Assumptions

Phase I completed in 3-4 dose cycles,

End-of-Phase I meeting with FDA to discuss proposed registration trial (Phase II with CR as the endpoint)

If FDA approves, file a request for a Special Protocol Assessment (SPA) of an appropriate Phase II trial

Timeline and Budget: 2.5 years; $3.6M (interim analysis after 1st year)

Phase I/II Trial for Registration of Cordycepin

Endpoint

1.

CR

Patients with
Refractory TdT-
Positive ALL, AML
& CML

FDA Meeting
Request SPA

n=up to 18

Phase I

Phase II

n=up to100

Patients (ALL, AML and CML) will be treated with a combination of Cordycepin and Pentostatin (an ADA inhibitor)

ALL	AML	CML	Total
Overall Annual Incidence	4,000	12,000	4,600	20,600
Patient Prevalence Multiple Factor	3x	3x	10x	-
Patient Prevalence	12,000	36,000	46,000	82,720
% TdT-Positive Patients	95%	10%	10%	-
TdT-Positive Patient Prevalence	11,400	3,600	4,600	19,600
Overall Five-Year Survival Rate	65%	20%	32%	-

October 2007

Our Portfolio – Cordycepin Market Potential

In 2006 in the US: 35,000 new leukemia cases, 200,000 individuals living with or in remission from leukemia, annual morbidity rate of 23,000

Cordycepin is a treatment for leukemia patients that are refractory to chemotherapeutics or have experienced a relapse

The table below represents potential addressable patient populations for the US

Additional 1,000 TdT positive patients suffering from lymphoblastic lymphoma could be added to approximately 20,000 addressable adults from the table

Cordycepin - Summary

A Phase I clinical-stage drug

Active against TdT-positive leukemias

Status: Phase I/II clinical trial; Orphan Drug Designation obtained

IP: Patent protection through 2014; next generation analogs: 2023;
should also be eligible for orphan drug designation

Budget and Timeline:  $3.6M and 2.5 years to reach clinical
endpoint

Market Potential: >$350M

Our Portfolio - AdnaGen Oncology Diagnostics

Early detection of metastatic CTC can mean the difference between life and death

Current treatment decisions often based on subjective and qualitative information

Ability to detect tumor markers quantitatively would improve treatment process in two ways:

Enable early disease diagnosis or relapse and residual disease

Ability to stratify patients into groups most likely to respond to a therapy, eliminating unnecessary side effects from the treatments that would provide no benefit

OncoVista/AdnaGen proprietary technology detects a small number of circulating cancer cells, allowing diagnosis very early in metastatic process

95+% likelihood of detecting 2 circulating tumor cells per 5ml of blood (< 1ppm)

Metastatic Breast CTC test enrollment underway; FDA approval anticipated in 2008

Advantages of the technology:

Novel and highly sensitive detection of circulating tumor cells

Early detection of metastatic cancer

Monitoring of treatment efficacy

Selection and stratification of clinical trial participants

AdnaGen AG -  Summary

Detection of circulating tumor cells (CTCs; markers of metastatic disease) in blood

CTCs have prognostic value and provide molecular profile of tumor metastases

Status: kits for metastatic breast and colon cancer marketed in
Europe; studies on-going in the US directed at obtaining FDA approval; licenses to Gen-Probe and Innogenetics

IP: Multiple US and international issued patents and applications

Development Plan: integrate the technology for enhancement of clinical trial efficacy; gain approval for use in the US

Market Potential: >$1B

O
F
HN
O
N
O
OH
O
O
P
HO
O
O
OH
N
O
H
N
O

October 2007

ONCOVISTA
INNOVATIVE THERAPIES

Our Portfolio - L-Nucleoside Conjugates (OVI-117)

Colorectal cancer is the third most common form
of cancer

For 2006: 145,000 new colorectal cancer cases
of which colon cancer accounts for 105,000;
colorectal cancer caused 56,000 deaths

While colon cancer has 90% curative rate at an
early stage detection, 40 to 50% develop
metastatic disease, of which as many as 50 to
60% ultimately die from it or from a recurrence

L-nucleoside conjugates target cancerous cells,
resulting in less toxic and more efficacious
treatment

A potential clinical candidate for the treatment of
colon cancer, with demonstrated efficacy in
treatment of breast and prostate cancers

Anticipated IND filing in second half of 2007

HT-29 Tumor Growth Inhibition

control
OVI-117 75 mg/kg
OVI-117 150 mg/kg
5-FU 30 mg/kg
Irinotecan 100 mg/kg
Tumor Volume (mm3)
0
200
400
600
800
1000
1200
1400
1
6
9
12
15
20
22
26
30
Days

October 2007

Our Portfolio - L-Nucleoside Conjugates (Cont’d)

This graph shows the ability of OVI-117 to inhibit growth of human colon tumor (HT-29) xenograft growing in a mouse model

L-Nucleoside Conjugate -  Summary

Late preclinical stage drug – lead candidate: OVI-117

Active in vivo: colon, breast and prostate cancer models, with reduced toxicity

Status: final stage preclinical

IP: Patent protection through 2019

Development Plan: complete GLP toxicology studies and file IND

Budget and Timeline:  $2.2M and 1.8 years to complete Phase I trials

Market Potential: >$1B

Tubulin-Isotype Specific Anti-Mitotics -  Summary

Preclinical stage development program – molecular modeling,
synthesis and biochemical screening

Tubulin isotype selectivity seen in binding assays

Status: lead evaluation and selection is on-going

IP: Multiple US and international patent applications (since 2004)

Development Plan: nominate lead candidate for further evaluation in animal models

Budget and Timeline:  $0.5M and 6 months to select a lead

Market Potential: >$8B

I. Portfolio Related to Cordycepin

U.S. Patent Number	Date of Issuance	Title
4,997,818	5-Mar-91	Therapeutic method for selectively treating terminal deoxynucleotidyl transferase-positive neoplastic leukemias and lymphomas
5,679,648	21-Oct-97	Methods for the treatment and prevention of fungal infections by administration of 3'-deoxypurine nucleosides
5,663,155	2-Sep-97	Compositions for the treatment of parasitic infections

II. Patent Portfolio Related to ADA-Resistant Cordycepin Analogs

Application Title	Inventors	Filing Date
Nucleoside Prodrugs Resistant To Metabolic Deactivation	Robert Ronald Kane; Hui Min Chang	3-Dec-02
Compounds Resistant To Metabolic Deactivation and Methods of Use	Robert Ronald Kane; Hui Min Chang	3-Dec-03

October 2007

ONCOVISTA INNOVATIVE THERAPIES

Patents

A1

US Patent Number	Date of Issuance	Title
6,242,428	5-Jun-01	Nucleoside analogs and uses in treating *Plasmodium falciparum* infection
6,207,649	27-Mar-01	Nucleoside analogs and uses in treating disease
6,025,335	15-Feb-00	L-Nucleoside Dimer Compounds and therapeutic uses
5,939,402	17-Aug-99	Nucleoside analogs and uses against parasitic infection
5,885,972	23-Mar-99	L-pyranosyl nucleosides
5,672,594	30-Sep-97	L-erythrosyl nucleosides
5,559,101	24-Sep-96	L-ribofuranosyl nucleosides

IV. Patent Portfolio Related to Tubulin Isotypes

October 2007

ONCOVISTA INNOVATIVE THERAPIES

Patents (Cont’d)

A2

III. L-Nucleoside Patent Portfolio

Invention

Inventors

Appl N

o

Filing Date

Water-Soluble Compound

Tuszynski, Greenwald, Curry, Goss

10/923,615

20-Aug-04

Process for Treating a Biological Organism

Tuszynski, Greenwald, Curry, Goss

10/976,274

28-Oct-04

Water-Soluble Compound

Tuszynski, Greenwald, Curry, Goss

11/063439

23-Feb-05

Water-Soluble Compound

Tuszynski, Greenwald, Curry, Goss

11/064247

23-Jan-05

Water-Soluble Compound

Tuszynski, Greenwald, Curry, Goss

11/863441

23-Feb-05

Therapeutic Composition

Luduena

11/026,803

31-Dec-04

V. AdnaGen Patent Portfolio - Technologies

Patent	Title	Patent No.	Description	Status	Filing date
Amplification Array	Oligonucleotide Configuration, Method for Oligonucleotide Detection and Apparatus therefore	DE 101 59 904 WO 03/048385	DNA Array that enriches the probe to be detected by repetitive hybridization and/or reduces the background by degradation of single stranded DNA	Filed international phase, completed; filed in EP	6-Dec-01 6-Dec-02
mRNA-Stabilization	Stabilizing Buffer and Its Application	DE 102 19 117	Buffer that stabilizes RNA in a sample to extend the time between blood withdrawal and analysis	Granted	20-Apr-02
Multiplex PCR	Method to simplify the highly multiplexed PCR reactions by the use of universal hybridization probes	DE 102 40 021	Multiplex PCR that uses only few optimized primers after an initial sequence specific tagging.	Filed	27-Aug-02

VI. AdnaGen Patent Portfolio - Genetic Testing

Title	Patent No.	Description	Status	Filing date
Method to Determine the Individual Genetic Influence for Toxic Effects and/or the Design of a Therapy	DE 197 38 908	Genotyping of enzymes in the context of neurodermitis and asthma.	Granted	5-Sep-97
Diagnosis Kit, Method and Microarray for Determining Human Detoxification Capacity	DE 199 55 024 WO 01/36670	Diagnosis kit containing at least one pair of primers for amplifying the DNA segment of the animal detoxification metabolism	Granted international phase completed; filed in CA, EP, JP, US	16-Nov-99 15-Oct-00

October 2007

ONCOVISTA INNOVATIVE THERAPIES

Patents (Cont’d)

A3

Patent	Title	Patent No.	Description	Status	Filing date
Selection and Detection of Cells	Method and Diagnosis Kit for Selection and/or for Qualitative and/or Quantitative Detection of Cells	WO 03/023057	Method with high specificity and sensitivity characterized by selection of cells with at least two cell specific protein markers combined with a molecular biological analysis for at least two cell specific mRNA markers.	Granted	17-May-02
Breast Cancer	Method and Kit for the Diagnosis and Therapy of Breast Cancer	DE 101 43 776.5	*In-vitro*® diagnostics for the sensitive and specific detection of testicular, mammary or colon cancer cells by amplification and analysis of appropriate mRNA markers in total blood and separated tumor cells	Filed/first report international phase completed; filed in EP	6-Sep-01 6-Sep-02
Kit Colon Cancer	Method and Kit for the Diagnosis and Therapy of Colon Cancer	DE 101 43 775.7 WO 03/023059		Filed/first report international phase completed; filed in EP, US	6-Sep-01 6-Sep-02
Kit Testicular Cancer		WO 03/044224		international phase completed; filed in EP, US	22-Nov-01

October 2007

Patents (Cont’d)

A4

VII. AdnaGen Patent Portfolio

   Tumor Diagnostics

VIII. AdnaGen Patent Portfolio - Prenatal Diagnostics

Title	Patent No.	Description	Status	Filing date
Mild Enrichment of Fetal Cells from Peripheral Blood and Use Thereof	DE 100 35 433 WO02/08751	The invention relates to a method for highly enriching fetal cells as products using antibodies: anti-w, anti-r, anti-I and anti-I plus, whereby anti-I plus is a marker defined by this patent.	Granted international phase completed; filed in EP, JP, US	20-Jul-00 17-Jul-01
Monoclonal Antibodies with Specificity for Fetal Erythroid Cells	EP Appl. No. 04 00 7811.5	Application to protect a monoclonal antibody that is specific for fetal red blood cells and does not bind to adult cells. Use of such an antibody in a diagnostic test.	Filed	31-Mar-04

October 2007

Patents (Cont’d)

A5

OncoVista, Inc.

14785 Omicron Drive

Suite 104

San Antonio, TX 78245-3222

http://www.oncovista.com